Exhibit 1

BBCMS Trust 2015-SRCH

Commercial Mortgage Pass-Through Certificates, Series 2015-SRCH

Report To:

Barclays Capital Inc.

Barclays Commercial Mortgage Securities LLC

Academy Securities, Inc.

19 November 2015

Ernst & Young LLP 5 Times Square New York, NY 10036	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Barclays Capital Inc. Barclays Commercial Mortgage Securities LLC 745 Seventh Avenue New York, New York 10019 Academy Securities, Inc. 277 Park Avenue, 35th Floor New York, New York 10172
Re: BBCMS Trust 2015-SRCH Commercial Mortgage Pass-Through Certificates, Series 2015-SRCH (the “Certificates”)

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist Barclays Commercial Mortgage Securities LLC (the “Depositor”) in evaluating the accuracy of certain information with respect to the Trust Loan (as defined in Attachment A) that secures the Certificates. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

We refer to our report to you dated 17 November 2015 (the “Initial Loan File to Data File Comparison AUP Report”), which describes the agreed-upon procedures we performed relating to the comparison or recalculation of certain information relating to the Trust Loan that secures the Certificates.

The procedures performed subsequent to the procedures described in the Initial Loan File to Data File Comparison AUP Report and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Depositor provided us with the information described in the Initial Loan File to Data File Comparison AUP Report and the additional information described below:

a.	An electronic data file (the “Updated Final Data File”) that the Depositor indicated contains information on the Whole Loan (as defined in Attachment A), Trust Loan, Companion Loan (as defined in Attachment A), Mezzanine Loan (as defined in Attachment A), Property (as defined in Attachment A) and Total Debt associated with the Whole Loan (as defined in Attachment A) as of 6 December 2015 (the “Cut-off Date”)
b.	An amortization schedule (the “Moffett Amortization Schedule”), which the Depositor indicated contains the scheduled monthly principal and interest payment information for the Trust Loan and
c.	A list of characteristics on the Updated Final Data File (the “Impacted Characteristics”), which are described in Attachment A, that the Depositor instructed us to compare or recalculate (as described in Attachment A).

The Source Documents (as defined in the Initial Loan File to Data File Comparison AUP Report), together with the Moffett Amortization Schedule, are hereinafter referred to as the “Updated Source Documents.”

The procedures in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Updated Final Data File, Updated Source Documents, the information provided to us as described in the Initial Loan File to Data File Comparison AUP Report and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any further procedures than those described in the Initial Loan File to Data File Comparison AUP Report with respect to the preparation or verification of any of the information set forth on the Final Data File (as defined in the Initial Loan File to Data File Comparison AUP Report). We were not requested to perform and we have not performed any further procedures than those in Attachment A with respect to the preparation or verification of any of the information set forth on the Updated Final Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Updated Source Documents or any other information provided to us by the Depositor upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to: (a) the existence of the Trust Loan, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Depositor that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, perform an examination to express an opinion or a review to express a conclusion in accordance with the attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not conducted for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Trust Loan conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Trust Loan,
iii.	Whether the originator of the Trust Loan complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Trust Loan that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

19 November 2015

Attachment A Page 1 of 3

Background

For the purpose of the procedures described in this report, the Depositor indicated that:

a.	The Certificates will represent beneficial interests in BBCMS Trust 2015-SRCH (the “Issuing Entity”) which will be established by the Depositor,
b.	The Issuing Entity will consist primarily of the senior promissory note (the “Trust Note”) issued by MP 521 LLC (the “Borrower”), evidencing the senior portion of an eleven year and eight month fixed-rate mortgage loan (the “Trust Loan”),
c.	The Trust Loan has one or more subordinate companion notes (collectively, the “Companion Loan,” and together with the Trust Loan, the “Whole Loan”) that will not be assets of the Issuing Entity,
d.	The Whole Loan is secured by, among other things, a first lien deed of trust on the Borrower’s fee interest in three newly constructed office buildings known as Moffett Place, an office campus located in Sunnyvale, California (the “Property”) and
e.	The Whole Loan has a related mezzanine loan (the “Mezzanine Loan”) which is not an asset of the Issuing Entity.

For the purpose of the procedures described in this report, the Whole Loan, together with the Mezzanine Loan, is hereinafter referred to as the “Total Debt associated with the Whole Loan.”

Procedures we performed subsequent to the procedures described in the Initial Loan File to Data File Comparison AUP Report and our associated findings

1.                Using the:

a.                Original Trust Loan Balance ($),

b.                Seasoning,

c.                First Payment Date and

d.                Maturity Date

(each as defined in the Initial Loan File to Data File Comparison AUP Report) of the Trust Loan, all as shown on the Updated Final Data File, and the information on the Moffett Amortization Schedule, we recalculated the “Cut-off Trust Loan Balance ($)” (as defined in the Initial Loan File to Data File Comparison AUP Report) and “Maturity Trust Loan Balance ($)” (as defined in the Initial Loan File to Data File Comparison AUP Report) of the Trust Loan, assuming all scheduled payments of principal and/or interest on the Trust Loan are made pursuant to the Moffett Amortization Schedule and there are no prepayments or other unscheduled collections. We compared this recalculated information to the corresponding information on the Updated Final Data File and found such information to be in agreement. For the purpose of this procedure, the Depositor instructed us to ignore differences of $1 or less.

2.	Using information on the Moffett Amortization Schedule and the calculation methodology provided by the Depositor which is described in the succeeding paragraph of this Item 2., we recalculated the “Amortizing Trust Loan Monthly Debt Service ($)” (as defined in the Initial Loan File to Data File Comparison AUP Report) of the Trust Loan. We compared this recalculated information to the corresponding information on the Updated Final Data File and found such information to be in agreement.

Attachment A Page 2 of 3

2. (continued)

For the purpose of this procedure, the Depositor instructed us to recalculate the “Amortizing Trust Loan Monthly Debt Service ($)” of the Trust Loan as the average of the first 12 monthly principal and interest payments after the expiration of the “Original IO Term” (as defined in the Initial Loan File to Data File Comparison AUP Report) of the Trust Loan, as shown on the Moffett Amortization Schedule.

3.	For the Companion Loan, the Depositor indicated that the Companion Loan will not receive any scheduled principal payments prior to the “Maturity Date” of the Companion Loan. Based on this information, the Depositor instructed us to:
a.	Use the “Original Subordinate Mortgage Debt Balance ($)” (as defined in the Initial Loan File to Data File Comparison AUP Report), as shown on the Updated Final Data File, as the:
i.	“Cut-off Subordinate Mortgage Debt Balance ($)” (as defined in the Initial Loan File to Data File Comparison AUP Report) and
ii.	“Maturity Subordinate Mortgage Debt Balance ($)” (as defined in the Initial Loan File to Data File Comparison AUP Report),
b.	Use the “Subordinate Mortgage Debt Monthly Debt Service ($)” (as defined in the Initial Loan File to Data File Comparison AUP Report), as shown on the Updated Final Data File, for the “Amortizing Subordinate Mortgage Debt Monthly Debt Service ($)” (as defined in the Initial Loan File to Data File Comparison AUP Report) characteristic and
c.	Use the “Subordinate Mortgage Debt Annual Debt Service ($)” (as defined in the Initial Loan File to Data File Comparison AUP Report), as shown on the Updated Final Data File, for the “Amortizing Subordinate Mortgage Debt Annual Debt Service ($)” (as defined in the Initial Loan File to Data File Comparison AUP Report) characteristic.

We compared this information to the corresponding information on the Updated Final Data File and found such information to be in agreement.

4.	Using:
a.	Information on the Updated Final Data File and
b.	The applicable instructions, assumptions and methodologies described in Items 10., 19. and 25. of the Initial Loan File to Data File Comparison AUP Report,

we recalculated the:

i.	Amortizing Trust Loan Annual Debt Service ($),
ii.	Cutoff Trust Loan Balance PSF,
iii.	Trust Loan Cut-off Date LTV %,
iv.	Trust Loan Maturity Date LTV %,
v.	Amortizing Trust Loan UW NOI DSCR,
vi.	Amortizing Trust Loan UW NCF DSCR,
vii.	Trust Loan UW NOI Debt Yield % and
viii.	Trust Loan UW NCF Debt Yield %

(each as defined in the Initial Loan File to Data File Comparison AUP Report) characteristics for the Trust Loan. We compared this recalculated information to the corresponding information on the Updated Final Data File and found such information to be in agreement.

Attachment A Page 3 of 3

4. (continued)

The characteristics listed in i. through viii. of the preceding paragraph of this Item 4., together with the:

a.	Cut-off Trust Loan Balance ($),
b.	Maturity Trust Loan Balance ($),
c.	Amortizing Trust Loan Monthly Debt Service ($),
d.	Cut-off Subordinate Mortgage Debt Balance ($),
e.	Maturity Subordinate Mortgage Debt Balance ($),
f.	Amortizing Subordinate Mortgage Debt Monthly Debt Service ($) and
g.	Amortizing Subordinate Mortgage Debt Annual Debt Service ($)

characteristics that are described in Items 1. through 3. of this report, comprise the Impacted Characteristics.

2.	Using information on the:
a.	Final Data File and
b.	Updated Final Data File,

we compared each:

i.	Compared Characteristic (as defined in the Initial Loan File to Data File Comparison AUP Report) that is not an Impacted Characteristic,
ii.	Recalculated Characteristic (as defined in the Initial Loan File to Data File Comparison AUP Report) that is not an Impacted Characteristic and
iii.	Provided Characteristic (as defined in the Initial Loan File to Data File Comparison AUP Report),

all as shown on the Final Data File, to the corresponding information on the Updated Final Data File and found such information to be in agreement.